                                                                   EXHIBIT 10.36

                         REGISTRATION RIGHTS AGREEMENT

                                by and between

                         SATCON TECHNOLOGY CORPORATION

                                      and

                         NORTHRUP GRUMMAN CORPORATION

                                  Dated as of

                               November 16, 1999

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and effective as of November 16, 1999, by and between Satcon Technology Corporation, a Delaware corporation (the "Company") and Northrop Grumman Corporation, a Delaware corporation ("Northrop").

                                   RECITALS

          A. Upon the terms and subject to the conditions of an Asset Purchase Agreement dated as of November 16, 1999 (the "APA"), by and among the Company, and Northrop, the Company will acquire assets of Northrop's Power Electronics Business Unit and the Company will issue 578,761 shares of the common stock, $_ par value ("Common Stock") of the Company to Northrop and one or more Warrants to purchase Common Stock of the Company.

          B. A material inducement for Northrop to consummate the transactions contemplated by the APA was that the Company enter into this Agreement.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

     1. Definitions. As used herein, the terms below shall have the following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

     "Affiliate" shall have the meaning provided in the Exchange Act and the
      ---------
     rules and regulations of the Commission promulgated thereunder.

     "Agreement" shall mean this Registration Rights Agreement.
      ---------

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall have the meaning provided in Recital A.
      ------------

     "Company" shall mean Satcon Technology Corporation.
      -------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
     or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

     "Holder" shall mean any Person to which or whom Northrop transfers all or
      ------
     part of its Registered Shares or Warrant but only pursuant to an exemption from registration under the Securities Act, or any permitted assignee thereof in accordance with Section 19.

     "APA" shall have the meaning provided in Recital A.
      ---

     "Person" shall mean an individual, partnership, limited liability company,
      ------
     joint venture, corporation, trust or unincorporated organization or any other similar entity.

     "Register," "registered" and "registration" shall refer to a registration
      -----------------------------------------
     effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

     "Registrable Shares" shall mean (a) the Shares acquired by Northrop
      ------------------
     pursuant to the APA or upon exercise of the Warrant and (b) any Common Stock of the Company issued to Northrop as a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the Shares; provided, however, that shares of Common Stock shall only be treated as Registrable Shares if and so long as (1) they have not been sold by Northrop or any Holder thereof to or through a broker or dealer or underwriter in a public distribution or otherwise pursuant to an effective Registration Statement under the Securities Act, (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) are not freely tradable pursuant to Rule 144(k) under the Securities Act without any volume limitation.

     "Registration" shall mean a registration made pursuant to Section 2.
      ------------

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
     successor law, and the rules and regulations issued pursuant to that Act or any successor law.

     "Shares" shall mean the shares of Common Stock issued and sold by the
      ------
     Company to Northrop pursuant to the APA and shares of Common Stock issued and sold by the Company to Northrop or a Holder upon exercise of the Warrant.

     "Violation" shall have the meaning provided in Section 6(a).
      ---------

     "Warrants" shall mean the warrants represented by two (2) certificates
      --------
     (delivery to Northrop of one of which is subject to fulfillment of a post-Closing condition as stated in the APA) each entitling Northrop to purchase 100,000 Shares of the

     Company for the price per share as stated in the form of Warrant Certificate annexed to the APA.

     2.   Registration.
          ------------

          (a)  Commercially Reasonable Efforts. Upon the request of Northrop,
               -------------------------------
     which Northrop shall have the right to do only once with respect to the Registrable Shares issued at the Closing under the APA and only once with respect to the Registrable Shares acquired upon exercise of one or both of the Warrants, the Company shall use its best efforts (without regard to expenses) to file as soon as practicable hereafter, a registration statement (the "Registrate Statement") under the Securities Act for resale of the Registrable Shares which the Company has been notified along with the request should be included therein by Northrop and shall use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable after each such notice thereafter and to stay effective for a period of one year after the effectiveness of each such registration. Northrop has simultaneously herewith delivered the request for registration of the Registrable Shares issued at Closing of the APA. Alternatively, the Company may (i) include such Registrable Shares in an existing effective registration statement of the Company by post effective amendment with respect to such resale so long as the Northrop and the Holders are otherwise provided with all of the rights afforded each of them hereunder or (ii) exchange the Registrable Shares on a one for one basis for fully registered shares which are freely tradable to the same extent as if the shares had been the subject of a registration for resale of such shares as otherwise provided herein ("Registered Shares") provided such exchange registration is permitted under the Securities Act. If the Company elects alternative (ii), the Company agrees to exchange Registrable Shares for Registered Shares. Notwithstanding anything in this Section 2, the Purchaser may, by written notice to the Seller (i) delay the filing or effectiveness of the Registration Statement or (ii) suspend the Registration Statement after effectiveness and require that the Seller immediately cease sales of shares pursuant thereto in the event that (A) the Purchaser files a registration statement (other than a registration statement on Form S-8 or its successor form) with the SEC for a public offering of its securities or (B) the Purchaser engages in any activity or transaction that the Purchaser desires to keep confidential for business reasons, if the Purchaser determines in good faith that the public disclosure requirements imposed on the Purchaser under the Securities Act in connection with the Registration Statement covering the Shares would require disclosure of such activity, transaction, preparations or negotiations or (C) the Company is in the "registration process" with respect to an underwritten public offering; provided that each day of delay or suspension shall not count toward the applicable one year period referred to above.

          (b)  Expenses of Registration. All expenses (other than underwriting
               ------------------------
     discounts and commissions, stock transfer taxes and the fees and disbursements of separate counsel, if any, retained by Northrop or the Holders) incurred in connection with each Registration, including (without limitation) all registration, filing and qualification fees, printers' fees, accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

     3.   Obligations of the Company. Whenever required under this Agreement to
          --------------------------
effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible, use reasonable commercial efforts (without regard to expense) to do the following:

          (a)  Amendments. Prepare and file with the Commission such amendments
               ----------
     and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and furnish such copies thereof to Northrop and the Holders.

          (b)  Prospectus. Furnish to Northrop and the Holders such numbers of
               ----------
     copies of a prospectus, including a preliminary prospectus, and any post-effective amendments in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them, and cause all related filings to be made with the Commission as required by Rule 424.

          (c)  Blue Sky Qualification. Register and qualify the Registrable
               ----------------------
     Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Northrop and the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (d)  Prospectus Delivery. Promptly notify Northrop and each Holder of
               -------------------
     Registrable Shares covered by the registration statement at any time when the Company becomes aware of the happening of any event as a result of which the registration statement or the prospectus included in such registration statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, each Holder shall immediately cease to use such registration statement or prospectus for any purpose and, as promptly as practicable thereafter, the

     Company shall promptly prepare and file with the Commission, and furnish without charge to Northrop and the Holders, a supplement or amendment to such registration statement or prospectus which will correct such statement or omission or effect such compliance and such copies thereof as Northrop and the Holders may reasonably request.

          (e)  Suspensions. The Company shall use its reasonable best efforts to
               -----------
     obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

          (f)  Certificates. The Company shall cooperate with the selling by
               ------------
     Northrop and Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends.

          (g)  Earnings Statements. The Company shall comply with all applicable
               -------------------
     rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act).

     4.   Furnish Information. It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of Northrop that Northrop (i) shall furnish to the Company such information regarding itself, the Registrable Shares held by it and the intended method of disposition of such securities as shall be required to effect the registration of Northrop and such Holder's Registrable Shares and
(ii) shall agree in writing to observe all obligations applicable to a "Holder" under this Agreement.

     5.   Delay of Registration. Neither Northrop nor any Holder shall have any
          ---------------------
right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     6.   Indemnification. In the event any Registrable Shares are included in
          ---------------
a registration statement under this Agreement:

          (a)  Indemnification by the Company. To the fullest extent permitted
               ------------------------------
     by law, the Company will indemnify and hold harmless Northrop, each Holder, any underwriter (as defined in the Securities Act) for Northrop and such Holder and each person, if any, who controls Northrop or such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will pay to Northrop and each such Holder, director, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them, plus appropriate local counsel in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to which Northrop or any Holder, underwriter or controlling person may become subject to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Northrop or such Holder, underwriter or controlling person or in connection with the sale by Northrop or others during any period when a registration statement has not been declared effective, sales are suspended or Northrop or others fail to deliver a prospectus or utilize a prospectus that Northrop has been advised is inaccurate. This right to indemnification shall remain in full force and effect notwithstanding any investigation made by or on behalf of Northrop and such Holder or underwriter and shall survive the transfer of such securities by Northrop and such Holder.

          (b)  Indemnification by Northrop and Holder. To the fullest extent
               --------------------------------------
     permitted by law, Northrop for itself and each Holder, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, each other Holder and any controlling person of any such underwriter or other Holder against any losses, claims, damages, or liabilities, joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Northrop or such Holder expressly for use in connection with such registration or in connection with any sale by Northrop or others during any period when a Registration Statement has not been declared effective, sales are suspended or Northrop or others fail to deliver a prospectus or utilize a prospectus that Northrop has been advised is inaccurate; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Northrop and the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 6(b) exceed the net proceeds from the offering received by Northrop or such Holder.

          (c)  Procedures. Promptly after receipt by an indemnified party under
               ----------
     this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel reasonably acceptable to the Company) shall have the right to retain one separate counsel (plus appropriate local counsel), with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall to the extent prejudicial relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

          (d)  Contribution. If the indemnification provided for in this Section
               ------------
     6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the party or parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of Northrop hereunder be greater in amount than the difference between the dollar amount of the proceeds received by Northrop and all Holders upon the sale of the Registrable Shares giving rise to such contribution obligation and all amounts previously contributed by Northrop with respect to such losses, claims, damages, liabilities and expenses. The amount paid or payable to a party as a result of the losses, claims damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata
                                                                   --------
     allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) Survival. The obligations of the Company and Northrop and any Holders under this Section 6 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, and otherwise.

     7.   Reports Under Exchange Act. With a view to making available to
          --------------------------
Northrop and the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit Northrop or a Holder to sell securities of the Company to the public without registration generally, the Company agrees to use reasonable commercial efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to Northrop and any Holder, so long as Northrop or the Holder owns any Registrable Shares, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing Northrop of any rule or regulation of the Commission which permits the selling of any Registrable Shares without registration or pursuant to such form.

     8.   Amendment of Registration Rights. Any provision of this Agreement may
          --------------------------------
be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Northrop. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon Northrop and each Holder of any Registrable Shares then outstanding, each future holder of all such Registrable Shares and the Company.

     9.   [Reserved]

     10.  Restrictions on Public Sale by Holders. Notwithstanding anything
          --------------------------------------
contained herein, each Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered except during the period beginning three (3) business days after the release of each of the Company's quarterly earnings announcements and continuing for thirty
(30) days thereafter.

     11. Termination. The rights provided in this Agreement shall terminate on the first anniversary of the effective date of this Agreement as to the Registrable Shares issued at the Closing of the APA, and one year following the date of first exercise of a Warrant as to all Registrable Shares subject to the Warrant(s).

     12.  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE
          -------------
RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

     13.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.  Titles and Subtitles. The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     15.  Negotiation of Agreement. Each of the parties acknowledges that it
          ------------------------
has been represented by legal counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said legal counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

     16.  Notices. Any notice, request, instruction or other document to be
          -------
given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by reputable overnight courier), or one business day after delivery to a reputable overnight courier, postage prepaid, to the address of the party set forth below such person's signature on this Agreement or to such address as the party to whom notice is to be given may provide in a written notice to the other party to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

     17.  Severability. If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

     18.  Further Assurances. Each of the parties shall, without further
          ------------------
consideration, use reasonable efforts to execute and deliver such additional documents and take such other action as the other party, may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

     19.  Transfer or Assignment of Registration Rights. The rights to cause
          ---------------------------------------------
the Company to register Registrable Securities may not be transferred or assigned by Northrop.

     20.  Successors and Assigns. This Agreement shall be binding upon, and all
          ----------------------
rights hereto shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.

     21.  Entire Agreement. This Agreement embodies the entire agreement and
          ----------------
understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings with regard to the registration of the Company's capital stock pursuant to the Securities Act, other than those expressly set forth or referred to in this Agreement.

     22.  Recapitalizations, etc. The provisions of this Agreement (including
          ----------------------
any calculation of share ownership) shall apply, to the full extent set forth herein with respect to the Registrable Shares, to any and all shares of capital stock of the Company or any capital stock, partnership units or, any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock by reason of any stock dividend, split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

     23.  Third Party Beneficiary. There are no third party beneficiaries of
          -----------------------
this Agreement.

     24.  Specific Performance. The parties hereto agree that irreparable
          --------------------
damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          In Witness Whereof, the parties have executed this Agreement on the date and year above written.

                                        Satcon Technologies Corporation


                                        By: /s/ David B. Eisenhaure
                                            ---------------------------
                                        Its: President
                                             --------------------------

                                        Northrop Grumman Corporation


                                        By: /s/ Albert Myers
                                            ---------------------------
                                        Its: Corporate Vice President
                                             and Treasurer